Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill [Abstract]
Goodwill
18.	GOODWILL

Total
HK$
Cost:
At January 1, 2021 and December 31, 2021	—
Arising from acquisition of AMTD Digital (Note 34)	58,675,041

At December 31, 2022	58,675,041

For the purpose of impairment testing, goodwill of HK$58,675,041 and intangible assets (including developed technology of HK$30,606,150 and brand name of HK$1,271,483) as of December
31,

2022 are allocated to a cash-generating unit in digital solutions and other services segment. The recoverable amount of the cash-generating unit has been determined based on value in use calculation which uses cash flow projections based on financial budgets approved by management covering

a
5-year
period, and
pre-tax
discount rate of 28.03% for the year ended December 31, 2022. Cash flows beyond the
5-year
period are extrapolated using a steady 1.5% growth rate for the year ended December 31, 2022. Other key assumptions for the value in use calculation relate to the estimation of cash inflows/outflows which include budgeted sales and gross margin and such estimation is based on past performance and management’s expectations for the market development. Based on the result of the assessment, management of the Group determined that the recoverable amount of the cash-generating unit is higher than the carrying amount
 and
there is no impairment of goodwill

and related intangible assets allocated to cash-generating unit.

Management of the Group believes that any reasonably possible changes in any of these assumptions would not cause the carrying amount of the cash-generating unit to exceed its recoverable amount.